Redeemable non-controlling interest - Schedule of Changes in Redeemable Non-controlling Interest (Details) - Asia Offshore Drilling Ltd - Redeemable non-controlling interest - USD ($) $ in Millions	6 Months Ended
	Dec. 31, 2018	Jul. 01, 2018
Increase (Decrease) in Temporary Equity [Roll Forward]
Beginning balance	$ 30
Net income (loss) attributable to redeemable non-controlling interest	(1)
Fair value adjustment	9
Ending balance	38	$ 30
Predecessor
Increase (Decrease) in Temporary Equity [Roll Forward]
Beginning balance	$ 30	0
Reclassification from non-controlling interest		150
Fair value adjustment on initial recognition		(127)
Net income (loss) attributable to redeemable non-controlling interest		2
Fresh start fair value adjustment		5
Ending balance		$ 30